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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2002

UNIVERSAL COMPRESSION HOLDINGS, INC.
UNIVERSAL COMPRESSION, INC.
(Exact names of registrants as specified in their charters)

Delaware Texas (States or other jurisdictions of incorporation)	001-15843 333-48279 (Commission file numbers)	13-3989167 74-1282680 (IRS employer identification nos.)
4440 Brittmoore Road, Houston, Texas (Address of principal executive offices)	77041 (Zip code)

(713) 335-7000
(Registrants' telephone number, including area code)

Item 5. Other Events.

        On September 20, 2002, Universal Compression Holdings, Inc. (the "Company") issued a press release announcing an update to the earnings guidance that the Company had previously released on July 24, 2002. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99.1	Press Release dated September 20, 2002

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

UNIVERSAL COMPRESSION HOLDINGS, INC. UNIVERSAL COMPRESSION, INC. (Registrants)
Date: September 20, 2002	By:	/s/ RICHARD W. FITZGERALD Richard W. FitzGerald Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated September 20, 2002

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SIGNATURE
EXHIBIT INDEX